OPTIMUM FUND TRUST
Optimum International Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2013

The Board of Trustees of the Fund has approved the appointment of EARNEST Partners LLC (“EARNEST”) as a sub-adviser to the Fund. EARNEST will replace Mondrian Investment Partners Limited (“Mondrian”) as a sub-adviser, and it is currently anticipated that EARNEST will begin serving as a sub-adviser on the sleeve of the Fund currently managed by Mondrian on or about October 9, 2013.

In connection with the appointment of EARNEST as a sub-adviser to the Optimum International Fund, the following replaces the first paragraph under the section entitled “Investment Manager and Other Service Providers – The Sub-Advisers” of the Fund’s Statement of Additional Information:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS”), Columbia Wanger Asset Management, L.P. (“CWAM”), the Delafield Group, a division of Tocqueville Asset Management L.P. (“The Delafield Group of Tocqueville” or “Tocqueville”), The Killen Group, Inc. (“Killen”), EARNEST Partners LLC (“EARNEST”), Wellington Management Company, LLP (“Wellington Management”), Fred Alger Management, Inc. (“Alger”), Westwood Management Corp. (“Westwood”), BlackRock Advisors, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), and Herndon Capital Management, LLC (“Herndon”) (referred to individually as a “Sub-Adviser” and collectively as the “Sub-Advisers”) to:

(i)	make investment decisions on behalf of their respective Funds;
(ii)	place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers; and
(iii)	perform certain limited related administrative functions in connection therewith.

In addition, the following replaces the information in the section of the Fund's Statement of Additional Information entitled, "Portfolio Managers – Other Accounts Managed - Optimum International Fund":

Optimum International Fund:
			No. of Accounts	Total Assets in
			with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
EARNEST
Paul E. Viera
Registered Investment Companies	14	$3,379.4 million	0	$0
Other Pooled Investment Vehicles	28	$1,899.1 million	0	$0
Other Accounts	210	$11,818.3 million	7	$903.4 million
BlackRock
Thomas P. Callan
Registered Investment Companies	10	$9.25 Billion	0	$0
Other Pooled Investment Vehicles	12	$2.24 Billion	0	$0
Other Accounts	6	$2.01 Billion	3	$1.62 Billion
Ian Jamieson
Registered Investment Companies	6	$6.17 Billion	0	$0
Other Pooled Investment Vehicles	8	$1.2 Billion	0	$0
Other Accounts	4	$1.15 Billion	1	$758.9 Million
Nigel Hart
Registered Investment Companies	6	$6.17 Billion	0	$0
Other Pooled Investment Vehicles	7	$1.2 Billion	0	$0
Other Accounts	4	$1.15 Billion	1	$758.9 Million

In addition, the following replaces the information in the section of the Fund's Statement of Additional Information entitled, "Portfolio Managers – Description of Potential Material Conflicts of Interest - Optimum International Fund - Mondrian":

EARNEST
EARNEST is responsible for managing its share of the Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than its share of the Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.

In addition, the following replaces the information in the section of the Fund's Statement of Additional Information entitled, "Portfolio Managers – Compensation - Optimum International Fund - Mondrian":

EARNEST
EARNEST’s personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. EARNEST is employee-owned.

In addition, the disclosure about Mondrian in the section entitled “Appendix B - Proxy Voting Policies and Procedures” is hereby deleted and replaced with the following disclosure about EARNEST:

Proxy Policies

As a general rule, EARNEST Partners (“EARNEST”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless EARNEST is instructed otherwise in writing by the Client:

•	EARNEST will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
•	EARNEST will not announce its voting intentions or the reasons for a particular vote.
•	EARNEST will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
•	EARNEST will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
•
All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing EARNEST’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

EARNEST has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and EARNEST’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines).  Therefore, it is possible that actual votes may differ from these general policies and EARNEST’s Proxy Voting Guidelines.  In the case where EARNEST believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest.  In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST will seek the advice of the Client.

A detailed description of EARNEST’s specific Proxy Voting Guidelines will be furnished upon written request.  You may also obtain information about how EARNEST has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

EARNEST reserves the right to change these policies and procedures at any time without notice.

This Supplement is dated September 25, 2013.